                                                                   EXHIBIT 10.02


                                    AMENDMENT NO. 4 AND AGREEMENT dated as of
                           July 27, 2000 (this "Amendment"), to the Credit Agreement dated as of October 27, 1997, as amended by Amendment No. 1, Waiver and Agreement, dated as of September 30, 1998, by Amendment No. 2, and Agreement, dated as of January 11, 1999, and by Amendment No. 3 and Agreement, dated as of October 26, 1999 (the "Credit Agreement"), among American Axle & Manufacturing Holdings, Inc. ("AAMH"), as successor in interest to American Axle & Manufacturing of Michigan, Inc., American Axle & Manufacturing, Inc., a Delaware corporation (the "Borrower"), the lenders party thereto (the "Lenders"), The Chase Manhattan Bank, a New York banking corporation, as administrative agent (the "Administrative Agent"), and Chase Manhattan Bank Delaware, as fronting bank (the "Fronting Bank").


                  A. Pursuant to the Credit Agreement, the Lenders and the Fronting Bank have extended credit to the Borrower, and have agreed to extend credit to the Borrower, in each case pursuant to the terms and subject to the conditions set forth therein.

                  B. The Borrower has requested that the requisite Lenders agree to amend certain provisions of the Credit Agreement as set forth herein.

                  C. The requisite Lenders are willing to so amend the Credit Agreement, pursuant to the terms and subject to the conditions set forth herein.

                  D. Capitalized terms used and not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement.

                  In consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:

                  SECTION 1. Amendments. (a) The second paragraph of the preamble to the Credit Agreement is hereby amended by replacing the text "July 31, 2000" in clause (a) thereof with the text "August 31, 2000", provided that this paragraph (a) shall not be effective to extend the Tranche A Term Loan Commitment of any Tranche A Lender except to the extent specified by such Lender on such Lender's signature page hereto.

                  (b) Section 2.01 of the Credit Agreement is hereby amended by replacing the text "July 31, 2000" in clause (i) of paragraph (a) thereof with the text "August 31, 2000", provided that this paragraph (b) shall not be effective to extend the Tranche A

Term Loan Commitment of any Tranche A Lender except to the extent specified by such Lender on such Lender's signature page hereto.

                  (c) Section 2.09 of the Credit Agreement is hereby amended by replacing the text "July 31, 2000" (i) in the second sentence of paragraph (a) thereof and (ii) in paragraph (c) thereof with the text "August 31, 2000", provided that this paragraph (c) shall not be effective to extend the Tranche A Term Loan Commitment of any Tranche A Lender except to the extent specified by such Lender on such Lender's signature page hereto.

                  (d) At 5:00 p.m., New York City time, on July 31, 2000, the Tranche A Term Loan Commitment of The Chase Manhattan Bank shall automatically be increased by an amount (the "Tranche A Increase Amount") equal to $10,000,000. For purposes of paragraph (a)(i) of Section 2.11 the installments payable on each Tranche A Term Loan Installment Date shall be increased pro rata by the Tranche A Increase Amount.

                  SECTION 2. Agreement. AAMH and the Borrower hereby agree that, notwithstanding the provisions of Section 2.01 of the Credit Agreement, no Tranche A Term Borrowings shall be made under Section 2.01(a)(i) of the Credit Agreement until August 1, 2000.

                  SECTION 3. Representations and Warranties. The Borrower and AAMH each represents and warrants to the Administrative Agent and the Lenders that:

                  (a) This Amendment has been duly executed and delivered by it and constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors' rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  (b) Before and after giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

                  (c) After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

                  SECTION 4. Conditions to Effectiveness. This Amendment shall become effective as of the date first above written (the "Effective Date") when
(a) the representations and warranties set forth in Section 3 of this Amendment shall be true and correct, (b) the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of AAMH, the Borrower, the Required Lenders and each Lender the Tranche A Term Loan Commitment of which is extended pursuant hereto to August 31, 2000, and (c) all other fees and expenses required to be paid or reimbursed by the Borrower pursuant hereto shall have been repaid or reimbursed, as applicable.

                  SECTION 5. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent or the Lenders under the Credit Agreement, and shall not alter, modify, amend or in any way affect the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle AAMH or the Borrower to a consent to, or a waiver, amendment, modification or other change of, any terms, conditions, obligations, covenants or agreements contained in the Credit Agreement in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.

                  SECTION 6. Credit Agreement. Except as specifically amended or waived hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as amended hereby. This Amendment shall constitute a Loan Document for all purposes under the Credit Agreement.

                  SECTION 7. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 8. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

                  SECTION 9. Expenses. The Borrower agrees to reimburse the Administrative Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent, and for any other outstanding out-of-pocket expenses of the Administrative Agent in connection with the Loan Documents and all transactions, consummated or otherwise, in connection therewith.

                  SECTION 10. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.


                               AMERICAN AXLE & MANUFACTURING
                               HOLDINGS, INC.,

                               by
                                        /s/  Robert A. Krause
                                        ---------------------------------------
                                        Name:    Robert A. Krause
                                        Title:   Vice President & Treasurer


                               AMERICAN AXLE & MANUFACTURING, INC.,

                               by
                                        /s/  Robert A. Krause
                                        ---------------------------------------
                                        Name:    Robert A. Krause
                                        Title:   Vice President & Treasurer


                               THE CHASE MANHATTAN BANK,

                               by
                                        /s/  Richard W. Duker
                                        ---------------------------------------
                                        Name:    Richard W. Duker
                                        Title:   Vice President

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 4
                                                                   AND AGREEMENT
                                                             dated July 27, 2000



Name of Institution:         BANK OF SCOTLAND



To approve Amendment No. 4 and Agreement:

                           by


                              /s/  Joseph Fratus
                              ------------------
                              Name:  Joseph Fratus
                              Title: Vice President

Specify amount of Tranche A Term Loan Commitment
to be extended pursuant to Section 1 hereof:      $ 2,833,333.33
                                                    ------------

                           by


                              /s/  Joseph Fratus
                              ------------------
                              Name:  Joseph Fratus
                              Title: Vice President

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 4
                                                                   AND AGREEMENT
                                                             dated July 27, 2000



Name of Institution:         VAN KAMPEN CLO I, LIMITED
                             By: VAN KAMPEN MANAGEMENT INC.,
                                 as Collateral Agent



To approve Amendment No. 4 and Agreement:

                           by


                              /s/  Darvin D. Pierce
                              ---------------------
                              Name:  Darvin D. Pierce
                              Title: Vice President

Specify amount of Tranche A Term Loan Commitment to be extended pursuant to
Section 1 hereof:  $

                           by




                              Name:
                              Title:

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 4
                                                                   AND AGREEMENT
                                                             dated July 27, 2000



Name of Institution:         VAN KAMPEN SENIOR INCOME TRUST
                             By: Van Kampen Investment Advisory Corp.



To approve Amendment No. 4 and Agreement:

                           by


                              /s/  Darvin D. Pierce
                              ---------------------
                              Name:  Darvin D. Pierce
                              Title: Vice President

Specify amount of Tranche A Term Loan Commitment to be extended pursuant to
Section 1 hereof:   $

                           by




                              Name:
                              Title:

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 4
                                                                   AND AGREEMENT
                                                             dated July 27, 2000



Name of Institution:         VAN KAMPEN PRIME RATE INCOME TRUST
                              By: Van Kampen Investment Advisory Corp.



To approve Amendment No. 4 and Agreement:

                           by


                              /s/  Darvin D. Pierce
                              ---------------------
                              Name:  Darvin D. Pierce
                              Title: Vice President

Specify amount of Tranche A Term Loan Commitment to be extended pursuant to
Section 1 hereof: $

                           by




                              Name:
                              Title:

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 4
                                                                   AND AGREEMENT
                                                             dated July 27, 2000



Name of Institution:         COMERICA BANK



To approve Amendment No. 4 and Agreement:

                           by


                              /s/  Michael T. Shea
                              --------------------
                              Name:  Michael T. Shea
                              Title: Vice President

Specify amount of Tranche A Term Loan Commitment
to be extended pursuant to Section 1 hereof:      $ 3,666,666.67
                                                   -------------

                           by


                              /s/  Michael T. Shea
                              --------------------
                              Name:  Michael T. Shea
                              Title: Vice President

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 4
                                                                   AND AGREEMENT
                                                             dated July 27, 2000



Name of Institution:         WINGED FOOT FUNDING TRUST



To approve Amendment No. 4 and Agreement:

                           by


                              /s/  Ashley R. Hamilton
                              -----------------------
                              Name:  Ashley R. Hamilton
                              Title: Authorized Agent

Specify amount of Tranche A Term Loan Commitment to be extended pursuant to
Section 1 hereof:   $

                           by




                              Name:
                              Title:

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 4
                                                                   AND AGREEMENT
                                                             dated July 27, 2000



Name of Institution:         DRESDNER BANK AG, NEW YORK AND GRAND
                             CAYMAN BRANCHES



To approve Amendment No. 4 and Agreement:

                           by


                              /s/  Faraaz Kamran
                              ------------------
                              Name:  Faraaz Kamran
                              Title: Assistant Vice President

                           by


                              /s/  Elizabeth Arditti
                              ----------------------
                              Name:  Elizabeth Arditti
                              Title: Assistant Treasurer

Specify amount of Tranche A Term Loan Commitment
to be extended pursuant to Section 1 hereof:      $ 5,666,667.00
                                                   -------------

                           by


                              /s/  Faraaz Kamran
                              ------------------
                              Name:  Faraaz Kamran
                              Title: Assistant Vice President

                           by


                              /s/  Elizabeth Arditti
                              ----------------------
                              Name:  Elizabeth Arditti
                              Title: Assistant Treasurer

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 4
                                                                   AND AGREEMENT
                                                             dated July 27, 2000



Name of Institution:         FIRST UNION NATIONAL BANK



To approve Amendment No. 4 and Agreement:

                           by


                              /s/  Kent Davis
                              ---------------
                              Name:  Kent Davis
                              Title: Vice President

Specify amount of Tranche A Term Loan Commitment
to be extended pursuant to Section 1 hereof:      $ 2,833,333.33
                                                   -------------

                           by


                              /s/  Kent Davis
                              ---------------
                              Name:  Kent Davis
                              Title: Vice President

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 4
                                                                   AND AGREEMENT
                                                             dated July 27, 2000



Name of Institution:         BANK OF AMERICA, N.A.



To approve Amendment No. 4 and Agreement:

                           by


                              /s/  Matthew J. Reilly
                              ----------------------
                              Name:  Matthew J. Reilly
                              Title: Vice President

Specify amount of Tranche A Term Loan Commitment
to be extended pursuant to Section 1 hereof:      $ 5,000,000.00
                                                   -------------

                           by


                              /s/  Matthew J. Reilly
                              ----------------------
                              Name:  Matthew J. Reilly
                              Title: Vice President

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 4
                                                                   AND AGREEMENT
                                                             dated July 27, 2000



Name of Institution:         GOLDMAN SACHS CREDIT PARTNERS L.P.



To approve Amendment No. 4 and Agreement:

                           by


                              /s/  Elizabeth Fischer
                              ----------------------
                              Name:  Elizabeth Fischer
                              Title: Vice President

Specify amount of Tranche A Term Loan Commitment
to be extended pursuant to Section 1 hereof:      $ 2,166,666.65
                                                   -------------

                           by


                              /s/  Elizabeth Fischer
                              ----------------------
                              Name:  Elizabeth Fischer
                              Title: Vice President

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 4
                                                                   AND AGREEMENT
                                                             dated July 27, 2000



Name of Institution:         CREDIT AGRICOLE INDOSUEZ



To approve Amendment No. 4 and Agreement:

                           by


                              /s/  Susan Knight
                              -----------------
                              Name:  Susan Knight
                              Title: Vice President

Specify amount of Tranche A Term Loan Commitment
to be extended pursuant to Section 1 hereof:      $ 2,833,333.00
                                                   -------------

                           by


                              /s/  Charles Hiatt
                              ------------------
                              Name:  Charles Hiatt
                              Title: Vice President
                                     Manager

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 4
                                                                   AND AGREEMENT
                                                             dated July 27, 2000



Name of Institution:         MELLON  BANK, N.A.



To approve Amendment No. 4 and Agreement:

                           by


                              /s/  Richard J. Schaich
                              -----------------------
                              Name:  Richard J. Schaich
                              Title: Vice President

Specify amount of Tranche A Term Loan Commitment
to be extended pursuant to Section 1 hereof:      $ 4,000,000.00
                                                   -------------

                           by


                              /s/  Richard J. Schaich
                              -----------------------
                              Name:  Richard J. Schaich
                              Title: Vice President

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 4
                                                                   AND AGREEMENT
                                                             dated July 27, 2000



Name of Institution:         INDUSTRIAL BANK OF JAPAN, LIMITED, CHICAGO
                             BRANCH



To approve Amendment No. 4 and Agreement:

                           by


                              /s/  Walter Wolff
                              -----------------
                              Name:  Walter Wolff
                              Title: Joint General Manager

Specify amount of Tranche A Term Loan Commitment
to be extended pursuant to Section 1 hereof:      $ 4,000,000.00
                                                   -------------

                           by


                              /s/  Walter Wolff
                              -----------------
                              Name:  Walter Wolff
                              Title: Joint General Manager

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 4
                                                                   AND AGREEMENT
                                                             dated July 27, 2000



Name of Institution:         MICHIGAN NATIONAL BANK



To approve Amendment No. 4 and Agreement:

                           by


                              /s/  Lisa D. McKinnon
                              ---------------------
                              Name:  Lisa D. McKinnon
                              Title: Vice President

Specify amount of Tranche A Term Loan Commitment
to be extended pursuant to Section 1 hereof:      $ 7,353,333.00
                                                   -------------

                           by


                              /s/  Lisa D. McKinnon
                              ---------------------
                              Name:  Lisa D. McKinnon
                              Title: Vice President

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 4
                                                                   AND AGREEMENT
                                                             dated July 27, 2000



Name of Institution:         INDOSUEZ CAPITAL FUNDING IIA, LIMITED
                             By: Indosuez Capital as Portfolio Advisor



To approve Amendment No. 4 and Agreement:

                           by


                              /s/  Melissa Marano
                              -------------------
                              Name:  Melissa Marano
                              Title: Vice President

Specify amount of Tranche A Term Loan Commitment to be extended pursuant to
Section 1 hereof: $

                           by




                              Name:
                              Title:

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 4
                                                                   AND AGREEMENT
                                                             dated July 27, 2000



Name of Institution:         INDOSUEZ CAPITAL FUNDING III, LIMITED
                             By: Indosuez Capital as Portfolio Advisor



To approve Amendment No. 4 and Agreement:

                           by


                              /s/  Melissa Marano
                              -------------------
                              Name:  Melissa Marano
                              Title: Vice President

Specify amount of Tranche A Term Loan Commitment to be extended pursuant to
Section 1 hereof:  $

                           by




                              Name:
                              Title:

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 4
                                                                   AND AGREEMENT
                                                             dated July 27, 2000



Name of Institution:         NATIONAL CITY BANK



To approve Amendment No. 4 and Agreement:

                           by


                              /s/  John R. DeFrancesco
                              ------------------------
                              Name:  John R. DeFrancesco
                              Title: Vice President

Specify amount of Tranche A Term Loan Commitment
to be extended pursuant to Section 1 hereof:      $ 2,833,333.34
                                                   -------------

                           by


                              /s/  John R. DeFrancesco
                              ------------------------
                              Name:  John R. DeFrancesco
                              Title: Vice President

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 4
                                                                   AND AGREEMENT
                                                             dated July 27, 2000



Name of Institution:         IBJ WHITEHALL BANK & TRUST COMPANY



To approve Amendment No. 4 and Agreement:

                           by


                              /s/  Charles B. Fears
                              ---------------------
                              Name:  Charles B. Fears
                              Title: Director

Specify amount of Tranche A Term Loan Commitment to be extended pursuant to
Section 1 hereof: $

                           by




                              Name:
                              Title:

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 4
                                                                   AND AGREEMENT
                                                             dated July 27, 2000



Name of Institution:         CREDIT SUISSE FIRST BOSTON



To approve Amendment No. 4 and Agreement:

                           by


                              /s/  Joel Glodowski
                              -------------------
                              Name:  Joel Glodowski
                              Title: Managing Director

Specify amount of Tranche A Term Loan Commitment
to be extended pursuant to Section 1 hereof:      $ 3,333,333.33
                                                   -------------

                           by


                              /s/  Lalita Advani
                              ------------------
                              Name:  Lalita Advani
                              Title: Assistant Vice President

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 4
                                                                   AND AGREEMENT
                                                             dated July 27, 2000



Name of Institution:         THE CHASE MANHATTAN BANK



To approve Amendment No. 4 and Agreement:

                           by


                              /s/  Richard W. Duker
                              ---------------------
                              Name:  Richard W. Duker
                              Title: Vice President

Specify amount of Tranche A Term Loan Commitment
to be extended pursuant to Section 1 hereof:      $ 22,833,333.00
                                                   --------------

                           by


                              /s/  Richard W. Duker
                              ---------------------
                              Name:  Richard W. Duker
                              Title: Vice President

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 4
                                                                   AND AGREEMENT
                                                             dated July 27, 2000



Name of Institution:         KEYBANK NATIONAL ASSOCIATION



To approve Amendment No. 4 and Agreement:

                           by


                              /s/  J.T. Taylor
                              ----------------
                              Name:  J.T. Taylor
                              Title: Vice President

Specify amount of Tranche A Term Loan Commitment
to be extended pursuant to Section 1 hereof:      $ 6,833,333.00
                                                   -------------

                           by


                              /s/  J.T. Taylor
                              ----------------
                              Name:  J.T. Taylor
                              Title: Vice President

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 4
                                                                   AND AGREEMENT
                                                             dated July 27, 2000



Name of Institution:         FLEET NATIONAL BANK



To approve Amendment No. 4 and Agreement:

                           by


                              /s/  Jack M. Harcourt
                              ---------------------
                              Name:  Jack M. Harcourt
                              Title: Authorized Officer

Specify amount of Tranche A Term Loan Commitment
to be extended pursuant to Section 1 hereof:      $ 4,000,000.00
                                                   -------------

                           by


                              /s/  Jack M. Harcourt
                              ---------------------
                              Name:  Jack M. Harcourt
                              Title: Authorized Officer

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 4
                                                                   AND AGREEMENT
                                                             dated July 27, 2000



Name of Institution:         MANUFACTURERS AND TRADERS TRUST COMPANY



To approve Amendment No. 4 and Agreement:

                           by


                              /s/  Kevin B. Quinn
                              -------------------
                              Name:  Kevin B. Quinn
                              Title: Assistant Vice President

Specify amount of Tranche A Term Loan Commitment
to be extended pursuant to Section 1 hereof:      $ 1,666,667.00
                                                   -------------

                           by


                              /s/  Kevin B. Quinn
                              -------------------
                              Name:  Kevin B. Quinn
                              Title: Assistant Vice President

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 4
                                                                   AND AGREEMENT
                                                             dated July 27, 2000



Name of Institution:         THE BANK OF NOVA SCOTIA



To approve Amendment No. 4 and Agreement:

                           by


                              /s/  F.C.H. Ashby
                              -----------------
                              Name:  F.C.H. Ashby
                              Title: Senior Manager, Loan Operations


Specify amount of Tranche A Term Loan Commitment
to be extended pursuant to Section 1 hereof:      $ 4,000,000.00
                                                   -------------

                           by


                              /s/  F.C.H. Ashby
                              -----------------
                              Name:  F.C.H. Ashby
                              Title: Senior Manager, Loan Operations

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 4
                                                                   AND AGREEMENT
                                                             dated July 27, 2000



Name of Institution:         HSBC BANK USA



To approve Amendment No. 4 and Agreement:

                           by


                              /s/  Paul M. Harrington
                              -----------------------
                              Name:  Paul M. Harrington
                              Title: Authorized Signatory

Specify amount of Tranche A Term Loan Commitment
to be extended pursuant to Section 1 hereof:      $ 3,667,000.00
                                                   -------------

                           by


                              /s/  Paul M. Harrington
                              -----------------------
                              Name:  Paul M. Harrington
                              Title: Authorized Signatory

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 4
                                                                   AND AGREEMENT
                                                             dated July 27, 2000



Name of Institution:         BNP PARIBAS



To approve Amendment No. 4 and Agreement:

                           by


                              /s/  Richard L. Sted
                              --------------------
                              Name:  Richard L. Sted
                              Title: Central Region Manager

Specify amount of Tranche A Term Loan Commitment
to be extended pursuant to Section 1 hereof:      $ 5,000,000.00
                                                   -------------

                           by


                              /s/  Richard L. Sted
                              --------------------
                              Name:  Richard L. Sted
                              Title: Central Region Manager

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 4
                                                                   AND AGREEMENT
                                                             dated July 27, 2000



Name of Institution:         BALANCED HIGH YIELD FUND I LTD.
                             By: BHF (USA) CAPITAL CORPORATION
                                 ACTING AS ATTORNEY-IN-FACT



To approve Amendment No. 4 and Agreement:

                           by


                              /s/  Dana L. McDougall
                              ----------------------
                              Name:  Dana L. McDougall
                              Title: Vice President

                           by


                              /s/  Chris Yu
                              -------------
                              Name:  Chris Yu
                              Title: Associate


Specify amount of Tranche A Term Loan Commitment to be extended pursuant to
Section 1 hereof: $

                           by




                              Name:
                              Title:

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 4
                                                                   AND AGREEMENT
                                                             dated July 27, 2000



Name of Institution:         BANK ONE, MICHIGAN F/K/A NBD BANK



To approve Amendment No. 4 and Agreement:

                           by


                              /s/  Mark L. McClure
                              --------------------
                              Name:  Mark L. McClure
                              Title: First Vice President

Specify amount of Tranche A Term Loan Commitment
to be extended pursuant to Section 1 hereof:      $ 7,667,000.00
                                                   -------------

                           by


                              /s/  Mark L. McClure
                              --------------------
                              Name:  Mark L. McClure
                              Title: First Vice President

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 4
                                                                   AND AGREEMENT
                                                             dated July 27, 2000



Name of Institution:         BANK ONE, NA



To approve Amendment No. 4 and Agreement:

                           by


                              /s/  Mark L. McClure
                              --------------------
                              Name:  Mark L. McClure
                              Title: First Vice President

Specify amount of Tranche A Term Loan Commitment to be extended pursuant to
Section 1 hereof: $

                           by




                              Name:
                              Title:

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 4
                                                                   AND AGREEMENT
                                                             dated July 27, 2000



Name of Institution:         STANFIELD/RMF TRANSATLANTIC CDO LTD.
                             By: Stanfield Capital partners LLC
                                 as its Collateral Manager



To approve Amendment No. 4 and Agreement:

                           by


                              /s/  Gregory L. Smith
                              ---------------------
                              Name:  Gregory L. Smith
                              Title: Partner

Specify amount of Tranche A Term Loan Commitment to be extended pursuant to
Section 1 hereof: $

                           by




                              Name:
                              Title:

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 4
                                                                   AND AGREEMENT
                                                             dated July 27, 2000



Name of Institution:         KZH CNC LLC



To approve Amendment No. 4 and Agreement:

                           by


                              /s/  Nicholas Lucente
                              ---------------------
                              Name:  Nicholas Lucente
                              Title: Authorized Agent

Specify amount of Tranche A Term Loan Commitment to be extended pursuant to
Section 1 hereof: $

                           by




                              Name:
                              Title:

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 4
                                                                   AND AGREEMENT
                                                             dated July 27, 2000



Name of Institution:         KZH CYPRESSTREE-1 LLC



To approve Amendment No. 4 and Agreement:

                           by


                              /s/  Nicholas Lucente
                              ---------------------
                              Name:  Nicholas Lucente
                              Title: Authorized Agent

Specify amount of Tranche A Term Loan Commitment to be extended pursuant to
Section 1 hereof: $

                           by




                              Name:
                              Title:

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 4
                                                                   AND AGREEMENT
                                                             dated July 27, 2000



Name of Institution:         KZH ING-3 LLC



To approve Amendment No. 4 and Agreement:

                           by


                              /s/  Nicholas Lucente
                              ---------------------
                              Name:  Nicholas Lucente
                              Title: Authorized Agent

Specify amount of Tranche A Term Loan Commitment to be extended pursuant to
Section 1 hereof: $

                           by




                              Name:
                              Title:

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 4
                                                                   AND AGREEMENT
                                                             dated July 27, 2000



Name of Institution:         KZH LANGDALE LLC



To approve Amendment No. 4 and Agreement:

                           by


                              /s/  Nicholas Lucente
                              ---------------------
                              Name:  Nicholas Lucente
                              Title: Authorized Agent

Specify amount of Tranche A Term Loan Commitment to be extended pursuant to
Section 1 hereof: $

                           by




                              Name:
                              Title:

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 4
                                                                   AND AGREEMENT
                                                             dated July 27, 2000



Name of Institution:       CYPRESSTREE INVESTMENT PARTNERS I, LTD.
                           By: CypressTree Investment Management Company, Inc.
                               as Portfolio Manager


To approve Amendment No. 4 and Agreement:

                           by

                              /s/  Jonathan D. Sharkey
                              ------------------------
                              Name:  Jonathan D. Sharkey
                              Title: Principal

Specify amount of Tranche A Term Loan Commitment to be extended pursuant to
Section 1 hereof: $

                           by


                              Name:
                              Title:

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 4
                                                                   AND AGREEMENT
                                                             dated July 27, 2000



Name of Institution:         NORTH AMERICAN SENIOR FLOATING RATE FUND
                             By: CypressTree Investment Management Company, Inc.
                                 as Portfolio Manager



To approve Amendment No. 4 and Agreement:

                           by


                              /s/  Jonathan D. Sharkey
                              ------------------------------------------
                       Name:  Jonathan D. Sharkey
                              Title: Principal

Specify amount of Tranche A Term Loan Commitment to be extended pursuant to
Section 1 hereof: $

                           by




                              Name:
                              Title:

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 4
                                                                   AND AGREEMENT
                                                             dated July 27, 2000



Name of Institution:         CYPRESS TREE SENIOR FLOATING RATE FUND
                             By: CypressTree Investment Management Company, Inc.
                                 as Portfolio Manager


To approve Amendment No. 4 and Agreement:

                           by


                              /s/  Jonathan D. Sharkey
                              ------------------------
                              Name:  Jonathan D. Sharkey
                              Title: Principal

Specify amount of Tranche A Term Loan Commitment to be extended pursuant to
Section 1 hereof: $

                           by




                              Name:
                              Title:

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 4
                                                                   AND AGREEMENT
                                                             dated July 27, 2000



Name of Institution:         AERIES FINANCE-II LIMITED
                             By: INVESCO Senior Secured Management Inc.,
                                 as Sub-Managing Agent



To approve Amendment No. 4 and Agreement:

                           by


                              /s/  Anne M. McCarthy
                              ---------------------
                              Name:  Anne M. McCarthy
                              Title: Authorized Signatory

Specify amount of Tranche A Term Loan Commitment to be extended pursuant to
Section 1 hereof: $

                           by




                              Name:
                              Title:

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 4
                                                                   AND AGREEMENT
                                                             dated July 27, 2000



Name of Institution:         OASIS COLLATERALIZED HIGH INCOME PORTFOLIOS-1, LTD.
                             By: INVESCO Senior Secured Management, Inc.,
                                 as Sub-Advisor



To approve Amendment No. 4 and Agreement:

                           by


                              /s/  Anne M. McCarthy
                              ---------------------
                              Name:  Anne M. McCarthy
                              Title: Authorized Signatory

Specify amount of Tranche A Term Loan Commitment to be extended pursuant to
Section 1 hereof: $

                           by




                              Name:
                              Title:

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 4
                                                                   AND AGREEMENT
                                                             dated July 27, 2000



Name of Institution:         STRATA FUNDING LTD.
                             By: INVESCO Senior Secured Management, Inc.
                                 as Sub-Managing Agent


To approve Amendment No. 4 and Agreement:

                           by


                              /s/  Anne M. McCarthy
                              ---------------------
                              Name:  Anne M. McCarthy
                              Title: Authorized Signatory

Specify amount of Tranche A Term Loan Commitment to be extended pursuant to
Section 1 hereof: $

                           by




                              Name:
                              Title:

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 4
                                                                   AND AGREEMENT
                                                             dated July 27, 2000



Name of Institution:         CERES II FINANCE LTD.
                             By: INVESCO Senior Secured Management, Inc.
                                 as Sub-Managing Agent (Financial)



To approve Amendment No. 4 and Agreement:

                           by


                              /s/  Anne M. McCarthy
                              ---------------------
                              Name:  Anne M. McCarthy
                              Title: Authorized Signatory

Specify amount of Tranche A Term Loan Commitment to be extended pursuant to
Section 1 hereof: $

                           by




                              Name:
                              Title:

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 4
                                                                   AND AGREEMENT
                                                             dated July 27, 2000



Name of Institution:         TRITON CDO IV, LIMITED
                             By: INVESCO Senior Secured Management, Inc.,
                                 as Investment Advisor



To approve Amendment No. 4 and Agreement:

                           by


                              /s/  Anne M. McCarthy
                              ---------------------
                              Name:  Anne M. McCarthy
                              Title: Authorized Signatory

Specify amount of Tranche A Term Loan Commitment to be extended pursuant to
Section 1 hereof: $

                           by




                              Name:
                              Title:

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 4
                                                                   AND AGREEMENT
                                                             dated July 27, 2000



Name of Institution:         TRITON CBO III, LIMITED
                             By: INVESCO Senior Secured Management, Inc.
                                 as Investment Advisor



To approve Amendment No. 4 and Agreement:

                           by


                              /s/  Anne M. McCarthy
                              ---------------------
                              Name:  Anne M. McCarthy
                              Title: Authorized Signatory

Specify amount of Tranche A Term Loan Commitment to be extended pursuant to
Section 1 hereof: $

                           by




                              Name:
                              Title:

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 4
                                                                   AND AGREEMENT
                                                             dated July 27, 2000



Name of Institution:         THE BANK OF NEW YORK



To approve Amendment No. 4 and Agreement:

                           by


                              /s/  Joshua Feldman
                              -------------------
                              Name:  Joshua Feldman
                              Title: Assistant Vice President

Specify amount of Tranche A Term Loan Commitment
to be extended pursuant to Section 1 hereof:      $ 4,000,000.00
                                                   -------------

                           by


                              /s/  Joshua Feldman
                              -------------------
                              Name:  Joshua Feldman
                              Title: Assistant Vice President

                                                               SIGNATURE PAGE TO
                                                                 AMENDMENT NO. 4
                                                                   AND AGREEMENT
                                                             dated July 27, 2000



Name of Institution:         THE CHASE MANHATTAN BANK



To approve Amendment No. 4 and Agreement:

                           by


                              /s/  Richard W. Duker
                              ---------------------
                              Name:  Richard W. Duker
                              Title: Vice President

Specify amount of Tranche A Term Loan Commitment
to be extended pursuant to Section 1 hereof:      $ 22,833,333.33
                                                   --------------

                           by


                              /s/  Richard W. Duker
                              ---------------------
                              Name:  Richard W. Duker
                              Title: Vice President